UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

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JUPITERMEDIA CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JUPITERMEDIA CORPORATION

23 Old Kings Highway South

Darien, Connecticut 06820

(203) 662-2800

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 9, 2003

Dear Stockholders:

You are hereby cordially invited to attend the 2003 Annual Meeting of Stockholders of Jupitermedia Corporation, a Delaware corporation, at the offices of Chase Manhattan Bank, 270 Park Avenue, 11th Floor, New York, New York on June 9, 2003, at 3:00 p.m. local time. This meeting is being held for the following purposes:

1. To elect six directors to the Board of Directors of Jupitermedia Corporation with terms expiring at the Annual Meeting of Stockholders to be held in 2004 or until their successors are duly elected.

2. To approve the appointment of Deloitte & Touche LLP, independent accountants, to act as independent auditors for Jupitermedia Corporation for the fiscal year ending December 31, 2003.

3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on April 23, 2003 are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof.

YOUR VOTE IS IMPORTANT

Whether or not you expect to be present at the annual meeting, please complete, date, sign and return the enclosed proxy promptly in the postage-prepaid envelope provided for your convenience. If you attend the annual meeting, you may revoke your proxy and vote your shares in person if you wish.

By Order of the Board of Directors,

By:	/S/ ALAN M. MECKLER
Alan M. Meckler Chairman of the Board and Chief Executive Officer

Dated: May 2, 2003

Jupitermedia Corporation

23 Old Kings Highway South

Darien, Connecticut 06820

(203) 662-2800

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 9, 2003

The Board of Directors of Jupitermedia Corporation (the “Company”) is soliciting proxies from the Company’s stockholders for the 2003 Annual Meeting of Stockholders to be held on June 9, 2003.

You are entitled to vote at the meeting if you were a stockholder of record at the close of business on April 23, 2003. On May 2, 2003, the Company will begin mailing to all such stockholders a proxy card, this proxy statement and the Company’s 2002 Annual Report. On April 23, 2003, there were 25,359,607 shares of the Company’s common stock outstanding, which are the only shares of the Company’s stock entitled to vote at this meeting. Each such share of common stock will be entitled to one vote at the meeting.

Your signed proxy card will appoint each of Alan M. Meckler and Christopher S. Cardell as proxy holders, or your representatives, to vote your shares.

If you sign and return your proxy card without giving voting directions, the proxy holders will vote your shares for all of the nominees for director listed on pages 2 and 3. The proxy card permits you to direct the proxy holders to withhold your votes from particular nominees.

Signing and returning your proxy card will not prevent you from voting in person at the meeting. If you vote in person at the meeting, your previously voted proxy will be automatically revoked. You may also revoke your proxy any time before it is voted by delivering written notice prior to the meeting to:

Jupitermedia Corporation

23 Old Kings Highway South

Darien, Connecticut 06820

Attn: Corporate Secretary

If you submit more than one proxy, each later-dated proxy will revoke all previous proxies.

The Board of Directors expects all nominees named below to be available for election. In case any nominee is not available, the proxy holders may vote your shares for a substitute if you have submitted a signed proxy card.

As far as the Company knows, the only matters to be brought before the meeting are those referred to in this proxy statement. As to any other matters presented at the meeting, if you send in a signed proxy card, the proxy holders may vote your shares at their discretion.

No business may be conducted at the meeting unless a majority of all outstanding shares entitled to vote are either present at the meeting in person or represented by proxy. All matters voted on at the meeting will be determined by the “yes” vote of a majority of the shares present at the meeting in person or represented by proxy and entitled to vote on the subject matter of the vote, except for the election of directors, which will be determined by the “yes” vote of a plurality of such shares.

Abstentions and broker non-votes are counted as shares present for determining if there are sufficient shares present to hold the meeting; however, they are not counted as votes “for” or “against” any item.

A list of stockholders entitled to vote at the meeting will be available at the meeting and for ten days prior to the meeting, between the hours of 9:00 a.m. and 5:00 p.m., at the New York City offices of the Company, 475 Park Avenue South, Fourth Floor, New York, New York 10017, by contacting the Secretary of the Company.

ITEM 1. ELECTION OF DIRECTORS

Item 1 is the election of all six current members of the Company’s Board of Directors to another term. The persons named in the enclosed proxy intend to vote the proxy for the election of each of the six nominees, unless you indicate on the proxy card that your vote should be withheld from any or all such nominees. Each nominee elected as a director will continue in office until their successor has been elected, or until their death, resignation or retirement.

The Board of Directors has proposed the following nominees for election as directors with terms expiring in 2004 at the Annual Meeting: Alan M. Meckler, Christopher S. Cardell, Gilbert F. Bach, Michael J. Davies, William A. Shutzer and John R. Patrick.

The Board of Directors recommends a vote FOR the election of these nominees as directors.

The following table sets forth certain information with respect to each nominee for director. Except as otherwise indicated, each nominee has held his present occupation or occupations for more than the past five years and has not been principally employed by any subsidiary or affiliate of the Company. There are no family relationships among any nominee, director or executive officer of the Company. References below to the nominees’ respective ages are as of the date of the Annual Meeting. References below to periods of service to the Company include, where applicable, service to the Company’s predecessor business, internet.com LLC, prior to its 1999 merger with and into the Company.

Name	Age	Principal Occupation or Occupations and Directorships
Alan M. Meckler	57

Alan M. Meckler has been Chairman of the Board and Chief Executive Officer of the Company since its inception. Previously, Mr. Meckler had been Chairman of the Board of Mecklermedia Corporation since 1973 and was its Chief Executive Officer since December 1993. He also served as President of Mecklermedia from 1971 through November 1997. Mr. Meckler was the only person to have held the offices of Chairman of the Board or Chief Executive Officer since Mecklermedia’s founding.

Christopher S. Cardell	43

Christopher S. Cardell has been a director, President and Chief Operating Officer of the Company since its inception. Previously, Mr. Cardell was President and Chief Operating Officer of Mecklermedia since November 1997, and a director since February 1997. Prior to November 1997, Mr. Cardell held the office of Executive Vice President, Chief Operating Officer and Chief Financial Officer of Mecklermedia. He joined Mecklermedia as Senior Vice President and Chief Financial Officer in January 1996. Prior to that time, Mr. Cardell was a Senior Manager with Arthur Andersen LLP.

Michael J. Davies	59

Michael J. Davies has been a director of the Company since its inception. Mr. Davies has been President of Fox Hill Consulting LLC since February 1998 and is a former director of PROVANT, Inc. He was a special limited partner with American Business Partners from July 1997 to April 1998. Prior to that he was a Managing Director, Corporate Finance, of the investment bank Legg Mason Wood Walker, Incorporated since 1993. Before joining Legg Mason, Mr. Davies was the Publisher of the Baltimore Sun between 1990 and 1993. Mr. Davies was also a director of Mecklermedia from January 1996 until it was acquired by Penton Media in November 1998. From February 2001 until March 2002 he was Chairman of Saltmine, Inc. He has been Chairman of Amazing Media, Inc. since October 2000 and a director of Boxwood Technology, Inc. since May 2000.

Name	Age	Principal Occupation or Occupations and Directorships
Gilbert F. Bach	71

Gilbert F. Bach has been a director of the Company since its inception. Mr. Bach retired on January 1, 1997 from Lehman Bros., where he held various positions from 1979 through 1996, most recently as a Managing Director. From 1955 to 1979, Mr. Bach held various positions at Hirsch & Co. and Loeb Rhoades & Co. Mr. Bach was also a director of Mecklermedia from February 1997 until it was acquired by Penton Media in November 1998.

William A. Shutzer	56

William A. Shutzer has been a director of the Company since January 2000. Mr. Shutzer has been a Managing Director at Lehman Brothers since October 2000. Prior to that, Mr. Shutzer was a Partner of Thomas Weisel Partners since September 1999. Mr. Shutzer was Executive Vice President of Furman Selz, an investment bank, from March 1994 to March 1996, President from April 1996 to September 1997 and Chairman of the investment banking group of ING Furman Selz from October 1997 to August 1999. Prior to that, Mr. Shutzer was employed at Lehman Brothers from August 1972 to February 1994. He has been a director of Tiffany & Co. since 1984 and has been a director of both PracticeWorks, Inc. and Blount, Inc. since 2001. He has served as a director of RSI Holdings, Inc. since 2002.

John R. Patrick	57

John R. Patrick has been a director of the Company since January 2003. Mr. Patrick is President of Attitude LLC and former vice president of Internet Technology at International Business Machines Corporation (“IBM”), where he worked from 1966 to 2001. Mr. Patrick was Vice President of Internet Technology at IBM from 1995 to 2001. During his IBM career Mr. Patrick helped start IBM’s leasing business at IBM Credit Corporation, and was senior marketing executive for the launch of the IBM ThinkPad brand. Starting in the early 1990s, Mr. Patrick dedicated his time to fostering Internet technologies.

Mr. Patrick was a founding member of the World Wide Web Consortium at MIT in 1994, a founding member and now the chairman of the Global Internet Project, a senior member of the Institute of Electrical and Electronics Engineers, and a member of the Internet Society and the ACM. He is a member of the board of directors of Knovel Corporation and is an advisor to IntraLinks, Neoteny and Lou Dobbs’ Space.com.

PRINCIPAL STOCKHOLDERS AND SECURITY

OWNERSHIP OF MANAGEMENT

Security Ownership of Directors, Nominees for Director, Named Executive Officers and all Directors and Executive Officers as a Group

The following table sets forth, as of March 31, 2003, information with respect to the outstanding shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), beneficially owned by each director of the Company, each nominee for director, the Chief Executive Officer (who is also a director), the President and Chief Operating Officer (who is also a director), the Chief Financial Officer and by all persons presently serving as directors and officers of the Company as a group. Except as otherwise indicated, all shares are owned directly.

Name of Beneficial Owner	Address of Beneficial Ownership	Amount and Nature of Beneficial Ownership	Percent of Class(1)

Alan M. Meckler	c/o Jupitermedia Corporation 23 Old Kings Highway South Darien, CT 06820	14,454,498(2)	54.5%

Christopher S. Cardell	c/o Jupitermedia Corporation 23 Old Kings Highway South Darien, CT 06820	774,804	3.0%

Michael J. Davies	15925 Old York Road Monkton, MD 21111	8,249	*

Gilbert F. Bach	75 East End Avenue New York, NY 10028	30,249	*

William A. Shutzer	520 East 86th Street New York, NY 10028	432,645	1.7%

John R. Patrick	117 Whipstick Road Ridgefield, CT 06877	5,375	*

Christopher J. Baudouin	c/o Jupitermedia Corporation 23 Old Kings Highway South Darien, CT 06820	172,603(3)	*

All directors and executive officers as a group (seven persons)		15,878,423	58.9%

* Less than one percent

(1)	For purposes of this table, a person is deemed to have “beneficial ownership” of any shares as of a given date (i) which such person has the right to acquire within 60 days after such date, (ii) over which such person has voting power or (iii) over which such person has investment power, including disposition power. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any security which such person has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(2)	Includes 1,535,214 shares held in trusts established for the benefit of Mr. Meckler’s four children and over which Mr. Meckler exercises investment control, 60,000 shares donated by Mr. Meckler to the Meckler Foundation, a non-profit charitable foundation founded by Mr. Meckler and for which he acts as a trustee, 7,100 shares purchased by the Meckler Foundation, 88,100 shares purchased by Mr. Meckler’s wife and 50,200 shares held in a trust for the benefit of Mr. Meckler’s mother and over which Mr. Meckler exercises investment control.
(3)	Includes 500 shares held in a trust for the benefit of Mr. Baudouin’s child. Mr. Baudouin exercises investment control over this trust.

Security Ownership of Certain Beneficial Owners as of March 31, 2003

Name of Beneficial Owner	Address of Beneficial Ownership	Amount and Nature of Beneficial Ownership	Percent of Class(1)

Royce & Associates, Inc.	1414 Avenue of the Americas New York, NY 10019	3,202,200(2)	12.6%

(1)	For purposes of this table, a person is deemed to have “beneficial ownership” of any shares as of a given date (i) which such person has the right to acquire within 60 days after such date, (ii) over which such person has voting power or (iii) over which such person has investment power, including disposition power. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any security which such person has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(2)	Royce & Associates’ beneficial ownership set forth above is based on the record ownership of these shares as reported in filings with the Securities and Exchange Commission.

FURTHER INFORMATION REGARDING THE BOARD OF DIRECTORS

Committees of the Board

The Board of Directors has established a Compensation Committee and an Audit Committee. The Board of Directors has not established a nominating committee or a committee performing similar functions. The functions customarily performed by a nominating committee are performed by the Board of Directors as a whole. The current members of the Compensation Committee and the Audit Committee are as follows:

Compensation Committee	Audit Committee

Michael J. Davies	Michael J. Davies
Gilbert F. Bach	Gilbert F. Bach
William A. Shutzer	William A. Shutzer
John R. Patrick	John R. Patrick

Effective February 27, 2003, Michael J. Davies and John R. Patrick were named Chairmen of the Compensation Committee and Audit Committee, respectively.

Compensation Committee

The Compensation Committee reviews and approves the compensation and benefits for the Company’s key executive officers, administers the Company’s employee benefit plans and makes recommendations to the Board regarding such matters. The Compensation Committee met one time during the fiscal year ended December 31, 2002.

Audit Committee

The Audit Committee has the responsibility to review audited financial statements and accounting practices of the Company, and to consider and recommend the employment of, and approve the fee arrangements with, independent accountants for both audit functions and for advisory and other consulting services. The members of the Audit Committee were appointed pursuant to Rule 4350 of the National Association of Securities Dealers listing standards and are each considered independent pursuant to Rule 4200(a)(15) thereof. The Company’s Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee met two times during the fiscal year ended December 31, 2002.

Directors’ Attendance

The Board of Directors met four times during the fiscal year ended December 31, 2002. All of the incumbent directors attended all of the Board of Directors’ meetings and all of the meetings of each committee on which each such director serves.

EXECUTIVE OFFICERS

In addition to Alan M. Meckler, the Chairman of the Board and Chief Executive Officer, and Christopher S. Cardell, President and Chief Operating Officer, the following person is an executive officer of the Company.

Name	Age	Position with Company
Christopher J. Baudouin	36

Christopher J. Baudouin has been Chief Financial Officer of the Company since its inception. Mr. Baudouin served as Chief Financial Officer of Mecklermedia since June 1998. He joined Mecklermedia as Controller in June 1997. Prior to that time, Mr. Baudouin was a Manager with Arthur Andersen LLP.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Directors of the Company who are also employees or officers of the Company do not receive any compensation specifically related to their activities as directors, other than reimbursement for expenses incurred in connection with their attendance at Board meetings.

Prior to May 24, 2001, the Company paid its other directors an annual stipend of $4,000, $1,000 for each Board meeting attended and reimbursement of expenses incurred in connection with such attendance. Beginning on May 24, 2001, the Company replaced the annual cash stipend and cash payments for meeting attendance with a grant of options for 750 shares of Common Stock, which vest over a period of three years, for each board meeting attended. Each of these other directors would also receive options for 1,000 shares of Common Stock, which also vest over a period of three years, for each year of service as a director. In September 2002, the Company amended the director compensation whereby its outside directors will be granted, on an annual basis, stock options to purchase 20,000 shares of Common Stock, which vest over a period of three years, for attendance at four scheduled meetings to be held each fiscal year. In addition, a grant of 5,000 stock options will be granted for attendance at each board meeting held beyond the four scheduled meetings. If any director fails to attend one of the four scheduled meetings, they would forfeit 5,000 stock options previously granted for each missed meeting. The directors are also reimbursed for their expenses incurred in connection with their attendance at Board meetings. In addition, each of these other directors received, upon becoming a director, options for 5,000 shares of Common Stock, which vest over a period of three years.

Prior to February 27, 2003, the Chairman of the Audit Committee was paid an annual cash stipend of $1,000. Beginning on February 28, 2003, the Company amended the compensation to be paid to the Chairman of the Audit Committee whereby the Chairman of the Audit Committee will be granted, on an annual basis, stock options to purchase 10,000 shares of Common Stock, which vest over a period of three years. In addition, the Chairman of the Compensation Committee will be granted, on an annual basis, stock options to purchase 5,000 shares of Common Stock, which vest over a period of three years. Prior to February 27, 2003, there was no additional compensation for any member of the Compensation Committee.

During 2002, Michael J. Davies, William A. Shutzer and Gilbert F. Bach were each granted options for 22,250 shares of Common Stock, which vest over a three year period. Michael J. Davies earned an additional $1,000 for serving as the Chairman of the Audit Committee.

The following table sets forth, for the last three fiscal years, cash and certain other compensation paid to, or accrued by the Company for, the Chief Executive Officer of the Company in all capacities in which he served. The table also sets forth cash and certain other compensation paid to, or accrued by the Company for, the President and Chief Operating Officer and the Chief Financial Officer of the Company. Other than Alan M. Meckler, Christopher S. Cardell and Christopher J. Baudouin (collectively, the “Named Executive Officers”), no executive officer of the Company received total salary and bonus during fiscal year 2002 in excess of $100,000. The Company has employment agreements with Christopher S. Cardell and Christopher J. Baudouin that provide twelve months and six months of severance, respectively, to be paid upon termination.

Summary Compensation Table

Long Term Compensation Awards
	Annual Compensation			Number of Securities Underlying Options	All Other Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)
Alan M. Meckler Chairman and Chief Executive Officer	2002 2001 2000	215,000 214,231 192,500	— — —	500,000 500,000 500,000	(1) (1) (1)
Christopher S. Cardell President and Chief Operating Officer	2002 2001 2000	215,000 214,231 194,615	— — —	150,000 123,750 185,000	(1) (1) (1)
Christopher J. Baudouin Chief Financial Officer	2002 2001 2000	167,500 166,827 148,846	— — —	60,000 30,750 52,500	(1) (1) (1)

(1) The aggregate value of perquisites and other personal benefits does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer.

The following table sets forth stock options granted during the fiscal year ended December 31, 2002 to the Company’s Named Executive Officers.

Option Grants in Last Fiscal Year

	Individual Grants
	Number of Securities Underlying Options Granted(#) (1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)(2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
Name					5%	10%
Alan M. Meckler	500,000	22.9%	$2.28	5/15/07	$314,961	$695,981
Christopher S. Cardell	150,000	6.9%	$2.28	5/15/12	215,082	$545,060
Christopher J. Baudouin	60,000	2.8%	$2.28	5/15/12	$86,033	$218,024

(1)	Each stock option will become exercisable in respect of 33 1/3% of the shares covered thereby on each of the first three anniversaries of their respective grant dates. Each unexercised stock option terminates automatically if the optionee ceases to be an employee of the Company for any reason except that (a) if the optionee undergoes a normal termination, as defined by the Jupitermedia Corporation 1999 Stock Incentive Plan, the option shall expire on the earlier of the last day of the original option period or three months after the date of termination and (b) in the event of death of the optionee, each stock option shall expire on the last day of the option period or the date that is twelve months after the date of death of the optionee. In such event, the option shall remain exercisable by the person or persons to whom the holder’s rights pass by their will or according to the laws of descent and distribution until its expiration, but only to the extent the option was vested and exercisable by the holder at the time of termination.
(2)	The exercise price per share of each option granted was equal to the fair market value of the Company’s Common Stock on the date of grant.
(3)	These amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5.0% and 10.0% compounded annually from the date the respective options were granted to their expiration dates. These assumptions are not intended to forecast future appreciation of the Company’s stock price. The potential realizable value computation does not take into account federal or state income tax consequences of option exercises or sales of appreciated stock.

The following table sets forth information for the Company’s Named Executive Officers during the last fiscal year with respect to the exercise of options to purchase the Company’s Common Stock and year-end option holdings.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-money Options at Fiscal Year End ($) Exercisable/ Unexercisable
Alan M. Meckler	—	—	799,999/1,000,001	$93,617/$217,234
Christopher S. Cardell	—	—	239,582/294,168	$31,394/$71,793
Christopher J. Baudouin	—	—	65,248/98,002	$7,762/$19,128

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors (“Compensation Committee”) determines and reviews the compensation of the Company’s Chief Executive Officer and the President and Chief Operating Officer. It also reviews and approves any employment, severance or similar agreements for those individuals. The Compensation Committee is charged with fixing, on an annual basis, the compensation of the Chief Executive Officer and the President and Chief Operating Officer, subject to the approval of the Board, and reviewing and recommending to the Board any employment, severance or similar agreements for these individuals. The entire Board determines the amount, if any, of the Company’s contributions pursuant to its 401(k) Plan. While other compensation decisions generally are not submitted to the Board, the Board has the ultimate power and authority with respect to compensation matters.

The Compensation Committee seeks to compensate executive officers at levels competitive with other companies comparable in size in the same industry and to provide short-term rewards and long-term incentives for superior individual and corporate performance. In making compensation decisions, the Compensation Committee periodically reviews information about the compensation paid or payable to officers of comparably sized public companies and the compensation recommendations of Mr. Meckler, the Chairman of the Board and Chief Executive Officer of the Company. The Compensation Committee does not have target amounts of stock ownership for the Company’s executive officers.

The key components of executive officer compensation are base salary and stock options. The Compensation Committee attempts to combine these components in such a way as to attract, motivate and retain key executives critical to the long-term success of the Company. A discussion of the various components of the executives’ compensation for fiscal 2002 follows.

Base Salary. Each executive officer received a base salary and has the potential for annual salary increases largely determined by such individual’s performance, the Company’s performance and reference to the salaries of executive officers holding comparable positions in companies of comparable size and complexity.

Stock Options. The Company’s 1999 Stock Incentive Plan is intended to provide executives with the promise of longer term rewards that appreciate in value with the favorable future performance of the Company. Stock options are generally granted when an executive joins the Company, with additional options granted from time to time for promotions and performance. The Compensation Committee believes that the stock option participation provides a method of retention and motivation for the executives of the Company and also aligns senior management’s objectives with long-term stock price appreciation.

Other Compensation. The executive officers also participate in the Company’s 401(k) plan as well as the medical, life and disability insurance plans available to all employees of the Company.

Chief Executive Officer Compensation

The compensation of Mr. Meckler, Chairman of the Board and Chief Executive Officer of the Company are based on the policies described above. As part of its evaluation, the Compensation Committee considered Mr. Meckler’s performance, the Company’s performance, the accomplishment of goals for the Company set by the Board of Directors at the beginning of fiscal 2002, and the compensation earned by other chief executive officers of companies of comparable size during the previous year. [NB: The rule requires more specific disclosure. If goals were set, need to include a discussion of the specific goals. See Rule 402(k). Also, provide a basis for the number of options awarded during fiscal 2002.]

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Michael J. Davies

Gilbert F. Bach

William A. Shutzer

John R. Patrick

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee makes all compensation decisions. No interlocking relationship exists between the Board or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

PERFORMANCE GRAPH

The following graph compares the cumulative total return of an investment in the Company’s Common Stock with an investment in the Nasdaq Total U.S. Index (the “Nasdaq Index”) and the Nasdaq Computer & Data Processing Service Index (the “Peer Group Index”). The graph covers the period beginning June 25, 1999, the date of the Company’s initial public offering, through December 31, 2002, and depicts the results of investing $100 in each of the Company’s Common Stock, the Nasdaq Index and the Peer Group Index at closing prices on December 31, 2002, assuming that all dividends were reinvested.

The stock price performance depicted in the performance graph is not necessarily indicative of future price performance. The performance graph will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

ITEM 2. APPROVAL OF AUDITORS

Deloitte & Touche LLP, independent accountants, audited the financial statements of the Company for the fiscal year ended December 31, 2002. Such services consisted of the firm’s audit of and report on the Company’s annual financial statements and assistance and consultation in connection with filings with the Securities and Exchange Commission and other matters.

During 2002, the Company retained its principal auditor, Deloitte & Touche LLP, to provide services in the following categories and amounts:

Audit fees	$85,000
401(k) plan audit fees	$ 7,500
Tax fees	$17,800
All other fees	$17,500

The Audit Committee has considered whether the provision of non-audit services by the Company’s principal auditor are compatible with maintaining auditor independence.

Representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Based upon the recommendation of the Audit Committee, and subject to approval by the stockholders, the Board of Directors has appointed Deloitte & Touche LLP, independent accountants, as auditors of the Company for the fiscal year ending December 31, 2003. In making its recommendation, the Audit Committee reviewed past audit results and other non-audit services performed during 2002 and proposed to be performed during 2003. In selecting Deloitte & Touche LLP, the Audit Committee and the Board of Directors carefully considered their independence. The Audit Committee has determined that the performance of such non-audit services did not impair the independence of Deloitte & Touche LLP. Furthermore, Deloitte & Touche LLP have confirmed to the Company that they are in compliance with all rules, standards and policies of the Independence Standards Board and the Securities and Exchange Commission governing auditor independence.

Approval by the stockholders of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2002 will require the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy and entitled to be cast.

The Board of Directors recommends a vote FOR the approval of the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending December 31, 2003.

OTHER ACTIONS AT THE ANNUAL MEETING

The Board of Directors knows of no other matters that are likely to be brought before the Annual Meeting. However, if any other matters are brought before the Annual Meeting, the proxy holders will vote proxies granted by stockholders in accordance with their best judgment.

2004 STOCKHOLDERS’ PROPOSALS

To be considered for inclusion in the Company’s proxy statement relating to the Annual Meeting of Stockholders to be held in 2004, the Secretary of the Company must receive stockholder proposals no later than 120 days prior May 1, 2004. To be considered for presentation at the Annual Meeting, although not included in the proxy statement, proposals must be received no later than 45 days before May 1, 2004. All stockholder proposals should be sent to the attention of Secretary, Jupitermedia Corporation, 23 Old Kings Highway South, Darien, Connecticut 06820.

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE WITH

SECTION 16 (a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and greater than 10% stockholders to file reports of ownership and changes in ownership of the Company’s securities with the Securities and Exchange Commission (“SEC”). Specific due dates for these reports have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure by such persons to file these reports in a timely manner during the 2002 fiscal year. Copies of the reports are required by SEC regulation to be furnished to the Company. Based solely on its review of such reports furnished to it, the Company believes that all Section 16(a) filing requirements applicable to the Company’s directors, executive officers and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2002.

REPORT OF AUDIT COMMITTEE

To the Board of Directors Jupitermedia Corporation:

We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2002.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002.

Michael J. Davies, Audit Committee Chairman

Gilbert F. Bach

William A. Shutzer

John R. Patrick

ADDITIONAL INFORMATION

The Company will pay all of the expenses involved in preparing, assembling and mailing this Proxy Statement and the accompanying materials. In addition to the solicitation of proxies by mail, the Company will request brokers and securities dealers to obtain proxies from and send proxy materials to their principals. The Company will reimburse expenses incurred in connection therewith. The Company has retained American Stock Transfer & Trust Company at an estimated cost of $4,000 to assist in its solicitation of proxies. Proxies may be solicited personally, by telephone or telegraph, by the directors and officers of the Company without additional compensation.

FORM 10-K REPORT

Interested stockholders may obtain a copy of the Company’s Annual Report on Form 10-K for fiscal year 2002 filed with the Securities and Exchange Commission, including all financial statements, schedules and exhibits, without charge by writing to:

Investor Relations

Jupitermedia Corporation

23 Old Kings Highway South

Darien, CT 06820

Or by a telephone call to: 203-662-2870

Jupitermedia Corporation

23 Old Kings Highway South

Darien, Connecticut 06820

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Alan M. Meckler and Christopher S. Cardell, and each of them, as proxy holders, each with the power to designate a substitute, and hereby authorizes each of them to represent and to vote as designated below, all the shares of Common Stock of Jupitermedia Corporation held of record by the undersigned on April 23, 2003, at the Annual Meeting of Stockholders to be held on June 9, 2003, or any adjournment thereof. At their discretion, the proxy holders are authorized to vote such shares of Common Stock upon such other business as may properly come before the Annual Meeting.

This proxy, when properly executed, will be voted as directed. If no direction is given with respect to a particular proposal, this proxy will be voted for such proposal.

Please mark, date, sign and return this proxy card promptly, using the enclosed envelope. No postage is required if mailed in the United States.

A

[X] Please mark your vote as in this example.

1. Election of six directors listed below with terms expiring in 2004 at the Annual Meeting

Nominees: Alan M. Meckler, Christopher S. Cardell, Michael J. Davies, Gilbert F. Bach, William A. Shutzer and John R. Patrick

[    ] FOR all nominees listed at right, except as marked below

[    ] WITHHOLD AUTHORITY for all nominees listed below

INSTRUCTION: To withhold a vote for an individual nominee(s), write the name of such nominee(s) in the space provided below. Your shares will be voted for the remaining nominee(s).

[    ] FOR     [    ] AGAINST     [    ] ABSTAIN

2. Approval of Deloitte & Touche LLP as independent accountants for the fiscal year ending December 31, 2003.

[    ] FOR     [    ] AGAINST     [    ] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE “FOR” ALL DIRECTOR NOMINEES AND “FOR” PROPOSAL 2. A VOTE “FOR” ALL DIRECTOR NOMINEES AND A VOTE “FOR” PROPOSAL 2 IS RECOMMENDED BY THE BOARD OF DIRECTORS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE ENCOURAGED TO COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.

Stockholder:                                                         Dated:                          , 2003

Signature (if held jointly):                                                                         Dated:                          , 2003

Note: Please sign as name appears hereon. When joint owners hold shares, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

B